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                                                                    EXHIBIT 23.3

                        CONSENT OF FEDERAL COMPUTER WEEK

    We consent to the reference to our publication in Amendment No. 1 (pages 2, 23) to Dunn Computer Corporation's Registration Statement (Form SB-7. No. 333-19635) and related Prospectus of Dunn Computer Corporation for the registration of 1,000,000 shares of its Common Stock.

                                          FEDERAL COMPUTER WEEK
                                          By:      /s/ DOUGLAS J. MASTIKURI
                                          --------------------------------------

                                            Douglas J. Mastikuri

March 24, 1997